UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2022

Direct Digital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41261	83-0662116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South, Suite 1170 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 402-1051

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	DRCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Direct Digital Holdings, Inc. (the "Company") is filing this Form 8-K/A solely to correct an administrative error in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 13, 2022 (the "Original Report"). This Form 8-K/A corrects the number of restricted stock units and the number of shares of the Company's common stock included in the option, in each case, awarded to Susan Echard, the Company's Chief Financial Officer.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2022 (the “Grant Date”), the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Direct Digital Holdings, Inc. (the “Company”) approved equity award under the Company’s 2022 Omnibus Incentive Plan (the “2022 Plan”) to certain named executive officers as follows: (a) an award of 60,900 restricted stock units (“RSUs”) and an option to purchase an additional 60,900 shares of the Company’s common stock to Mark Walker, the Company’s Chief Executive Officer; (b) an award of 60,900 RSUs and an option to purchase an additional 60,900 shares of the Company’s common stock to Keith Smith, the Company’s President; and (c) an award of 18,650 RSUs and an option to purchase an additional 18,650 shares of the Company’s common stock to Susan Echard, the Company’s Chief Financial Officer. The RSUs vest in three substantially equal annual installments beginning on June 10, 2023 (each an “RSU Vesting Date”), provided the grantee provides continuous service to the Company from the Grant Date through the applicable RSU Vesting Date. The options vest in three substantially equal annual installments beginning on June 10, 2023 (each an “Option Vesting Date”), provided the grantee provides continuous service to the Company from the Grant Date through the applicable Option Vesting Date. The options have an exercise price of $1.62 per share (the closing price of the Company’s common stock on the day before the Grant Date) and they expire on June 10, 2032.

The RSUs and option awards were granted pursuant to a RSU award agreement and stock option award agreement, as applicable, the forms of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference in this Item 5.02 by reference.

Additionally, the Committee approved a form of RSU award agreement for use in granting RSUs to members of the Board under the 2022 Plan. This form is filed as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated by reference in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description
10.1	Form of Direct Digital Holdings, Inc. Employee Restricted Stock Unit Award Agreement (Filed as, and incorporated by reference to, Exhibit 10.1 to the Original Filing)
10.2	Form of Direct Digital Holdings, Inc. Employee Nonqualified Stock Option Award Agreement (Filed as, and incorporated by reference to, Exhibit 10.2 to the Original Filing)
10.3	Form of Direct Digital Holdings, Inc. Director Restricted Stock Unit Award Agreement (Filed as, and incorporated by reference to, Exhibit 10.3 to the Original Filing)
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 21, 2022	Direct Digital Holdings, Inc.
(Date)	(Registrant)

/s/ Susan Echard
Susan Echard
Chief Financial Officer and Corporate Secretary